Exhibit 10.9(3)

UNITED PARCEL SERVICE, INC.
DISCOUNTED EMPLOYEE STOCK PURCHASE PLAN
AS AMENDED AND RESTATED
EFFECTIVE OCTOBER 1, 2002

AMENDMENT NUMBER THREE

WHEREAS, United Parcel Service, Inc. (“UPS”) has adopted the United Parcel Service, Inc. Discounted Employee Stock Purchase Plan, as amended and restated effective October 1, 2002 (the “Plan”); and

WHEREAS, Pursuant to Section 15 of the Plan, the Board of Directors of UPS (the “Board”) has the authority to amend the Plan, subject to shareholder approval in certain circumstances; and

WHEREAS, the Board has deemed it advisable to amend Section 4 of the Plan to increase the number of shares of Stock available for purchase under the Plan, subject to the approval of the shareholders of UPS of such amendment; and

WHEREAS, UPS desires to evidence such amendment by this Amendment Number Three;

NOW, THEREFORE, BE IT RESOLVED, that, effective as of February 9, 2012, the Plan shall be and hereby is amended as follows, subject to shareholder approval:

1.	The first sentence of 4, Stock Available for Purchase Under this Plan, hereby is amended to read as follows:

“There shall be twenty million (20,000,000) shares of Stock available under this Plan (subject to adjustment pursuant to § 13), which shares of Stock may be reserved to the extent that the Administrator deems appropriate from authorized but unissued shares of Stock or from shares of Stock that have been reacquired by UPS.”

2.	Except as otherwise expressly amended herein, the terms and conditions of the Plan as in effect immediately before February 9, 2012 shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned certifies that United Parcel Service, Inc., based upon action by the Board dated February 9, 2012, has caused this Plan Amendment Number Three to be adopted.

ATTEST:	UNITED PARCEL SERVICE, INC.

/s/ Joseph B. Amsbary, Jr.	/s/ Teri P. McClure
Joseph B. Amsbary, Jr.	Teri P. McClure
Assistant Secretary	Senior Vice President, General Counsel and Corporate Secretary

Date: December 18, 2012